Exhibit 10.1

CHANGE OF TERMS:

COMMERCIAL LINE OF CREDIT AGREEMENT AND NOTE

Lender:	SUMMIT COMMUNITY BANK, a Division of Burke & Herbert Bank & Trust
9757 Phair Way
Manassas, VA 20110

Borrowers:	WAVEDANCER, INC.
12015 Lee Jackson Memorial Highway, Suite 210
Fairfax, VA 22033

TELLENGER INC.
2275 Research Blvd.
Rockville, MD 20850

Loan No:	8069577

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Manassas, Virginia
Original Principal Amount: $1,000,000.00	Date of Change: June 7, 2024

Revised Principal Amount: $500,000.00

Modified Principal Amount: $400,000.00

NOW COME, Summit Community Bank, a Division of Burke & Herbert Bank & Trust (the “Lender”), WaveDancer, Inc., a Delaware stock corporation, and Tellenger Inc., a Maryland stock corporation (collectively the “Borrowers”) and enter this Change of Terms: Commercial Line of Credit Agreement and Note (the “CIT Agreement”) relative to the original Commercial Line of Credit Agreement and Note dated April 16, 2021 (the “Note” or “Existing Debt”).

WHEREAS the Borrowers entered that certain Note with Lender on April 16, 2021 in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00); and

WHEREAS the Lender revised the principal amount of the loan to Five Hundred and 00/100 Dollars ($500,000.00) on September 11, 2023; and

WHEREAS, the Lender extended the Maturity Date of the Note to May 16, 2024; and

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WHEREAS the Borrowers and Lender are desirous of entering into a Change in Terms Agreement extending the maturity date from May 16, 2024 to July 16, 2024 upon certain express conditions.

NOW, THEREFORE, the Lender and the Borrowers, in consideration of the terms and provisions contained herein, have agreed to Modify the Terms of the Note by way of following:

1.

Extended Maturity Date. The maturity date, as defined in the Note, is hereby extended from May 16, 2024 to July 16, 2024 in accordance with the terms of Curtailment contained in this CIT Agreement (“Extended Maturity Date”).

2.

Curtailment and Fee. The Extended Maturity Date shall be granted to the Borrowers by the Lender so long as the Borrowers provide a principal curtailment payment of One Hundred Thousand and 00/100 Dollars ($100,000.00)(the “Curtailment”) and payment of a CIT Agreement fee of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) at the time of signing this CIT Agreement.

3.

Additional Curtailment and Fee. The Borrowers must provide an additional principal curtailment payment of One Hundred Thousand and 00/100 Dollars ($100,000.00)(the “Additional Curtailment”) on or before June 28, 2024, and payment of a second CIT Agreement fee (i) of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) if the Additional Curtailment is made on or before June 16, 2024; or (ii) of Four Thousand and 00/100 Dollars ($4,000.00) if the Additional Curtailment is made on June 28, 2024.

4.

Release of Claims. As additional consideration for this CIT Agreement, the Borrowers, on behalf of themselves and their heirs, successors, assigns, administrators, personal representatives, executors, general and limited partners, agents, attorneys, contractors, affiliates and employees, and the officers, directors and shareholders of its respective partners, and the guarantors (collectively the “Releasing Parties”) do hereby release, remise, and discharge Lender, and each of Lender’s subsidiaries, divisions, affiliate corporations, trustees, beneficiaries, officers, directors, agents, employees, servants, successors, attorneys and assigns (collectively the “Released Parties”) from and against any and all claims, demands, debts, liabilities, contracts, obligations, accounts, causes of action or claims for relief of whatever kind or nature, whether known or unknown, suspected or unsuspected by the Releasing Parties, which arise from or by reason of, or are in any way connected with any agreements, transactions, occurrences, conduct, acts, or omissions of the Released Parties, whatsoever, in respect of (a) the Note; (b) any of the loan documents and obligations evidenced thereby, including, without implied limitation, the terms thereof, (c) any notices of default or sale in reference to the existing Note or any other matter pertaining to the collection or enforcement by Lender of the Note or recourse to collateral or security thereof by Lender, (d) any alleged oral or written agreements or understandings by and between Releasing Parties and Released Parties in any way arising out of or related to the Note, the loan documents, the indebtedness or any modifications, amendments, representations or warranties related thereto, or (e) the disbursement, administration and modification of the Note and the loan documents. Releasing Parties further agree to refrain and forbear from commencing, instituting, or participating in, either as a named or unnamed party, any lawsuit, action or other proceedings against Released Parties, or any of them, which is in any way connected with, based upon, related to or arising out of, directly or indirectly, the matters released herein. Releasing Parties acknowledge and agree that the loan documents continue and remain in full force and effect without waiver, modification, or amendment other than as expressly set forth in this Agreement.

5.	All other provisions of the Note remain in full force and effect.

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RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Agreement, the undersigned Parties hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Existing Debt as if they were fully set forth in this Agreement and that those terms will continue to bind the Parties as provided in this Agreement and those instruments. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments evidencing the Existing Debt. Consent to this Agreement does not require the Parties to enter into another agreement like this one in the future. The Parties and Lender agree that this Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

OTHER RESPONSIBLE PARTIES. Any Parties liable for the Existing Debt, including without limitation, cosigners, guarantors, and hypothecators, are not relieved of any obligation except as expressly relieved in this Agreement or any other writing. The liability of any Party who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that Party does not sign this Agreement.

PARAGRAPH HEADINGS; SINGULAR AND PLURAL TERMS. Paragraph headings of this Agreement are solely for the convenience of the Parties and shall not be used to interpret this Agreement. Whoever used, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the Parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[SIGNATURE INTENTIONALLY ON THE NEXT PAGE]

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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

WAVEDANCER, INC.
a Delaware stock company

By:	/s/	(SEAL)
G. James Benoit, Jr., its CEO

STATE OF VIRGINIA

COUNTY OF                           , to wit:

The foregoing CIT Agreement was acknowledged before me on June         , 2024, by G. James Benoit, Jr., as CEO of WaveDancer, Inc., a Delaware stock company, on its behalf.

My Commission Expires:

My Registration No.:

Notary Public

(Print name and affix seal.)

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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.

TELLENGER, INC.
a Maryland stock company

By:	/s/	(SEAL)
Stanley A. Reese, its President

STATE OF VIRGINIA

COUNTY OF                           , to wit:

The foregoing CIT Agreement was acknowledged before me on June         , 2024, by Stanley A. Reese, as President of Tellenger, Inc., a Maryland stock company, on its behalf.

My Commission Expires:

My Registration No.:

Notary Public

(Print name and affix seal.)

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LENDER: SUMMIT COMMUNITY BANK, a Division of Burke & Herbert Bank & Trust

By:	/s/
Name:	Gary L. Jones II
Title:	Market President – Commercial Lending

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF                                             , to-wit:

I HEREBY CERTIFY, that on this day of June 2024, before me, a Notary Public of said jurisdiction, personally appeared Gary L. Jones II, in his capacity as Market President – Commercial Lending of SUMMIT COMMUNITY BANK, a Division of Burke & Herbert Bank & Trust, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the foregoing instrument and acknowledged that he/she has executed the same for the purposes therein contained.

WITNESS my hand and notarial seal.

Notary Public

My Commission Expires:

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